UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): April 27, 2015

Furmanite Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-05083	74-1191271
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

10370 Richmond Avenue, Suite 600 Houston, Texas		77042
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:	713-634-7777

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On April 27, 2015, Furmanite Corporation (the “Company”) announced that the postponed 2015 Annual Meeting of Stockholders will be held on May 7, 2015 rather than the previously announced date of May 6, 2015. The press release issued by the Company relative to the April 27, 2015 announcement is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

99.1 Press release, dated as of April 27, 2015

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Furmanite Corporation

Date: April 28, 2015	By:	/s/ ROBERT S. MUFF
Robert S. Muff
Chief Financial Officer and Chief Administrative Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press release, dated as of April 27, 2015